                                                    REGISTRATION NO. 333-_______

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933



                            PER-SE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

                  DELAWARE                            58-1651222
       (State or other jurisdiction of             (I.R.S. Employer
       incorporation or organization)             Identification No.)

                           2840 MT. WILKINSON PARKWAY
                             ATLANTA, GEORGIA 30339
   (Address, including zip code, of registrant's principal executive offices)

                            PER-SE TECHNOLOGIES, INC.
                         NON-QUALIFIED STOCK OPTION PLAN
                     FOR NON-EXECUTIVE EMPLOYEES, AS AMENDED
                              (Full title of plan)

                                 PAUL J. QUINER
                                 GENERAL COUNSEL
                           2840 MT. WILKINSON PARKWAY
                             ATLANTA, GEORGIA 30339
                                 (770) 444-5300
                (Name, address, including zip code, and telephone
               number, including area code, of agent for service)


                                                 CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------------------------------------------

                                                                Proposed Maximum  Proposed Maximum     Amount of
Title of Securities to be Registered              Amount to      Offering Price       Aggregate      Registration
                                                be Registered     Per Share(1)    Offering Price(1)       Fee
--------------------------------------------------------------------------------------------------------------------
Common Stock, par value $.01 per share........     983,597           $7.98          $7,849,104.06      $1,962.28
--------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of computing the registration fee pursuant to Rule 457(h) on the basis of the high and low prices of Common Stock of Per-Se Technologies, Inc. on July 6, 2001.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

         The contents of the Registrant's Registration Statement on Form S-8, File Number 333-78167 are incorporated herein by reference.

Item 3.      Incorporation of Certain Documents by Reference.

         The following documents previously filed by the Registrant with the Securities and Exchange Commission are incorporated by reference in this Registration Statement:

                  (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, filed on March 23, 2001;

                  (b)      All reports filed by the Registrant pursuant to
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since December 31, 2000;

                  (c) The description of the Registrant's common stock, par value $.01 per share ("Common Stock"), contained in the Registration Statement on Form 8-A/A dated May 22, 1996, and any amendment or report filed for the purpose of updating such description; and

                  (d) The description of Rights set forth in the Registration Statement on Form 8-A filed February 12, 1999, and any amendment or report filed for the purpose of updating such description.

         All documents filed by the Registrant subsequent to the date of this Registration Statement pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act and prior to the filing of a post-effective amendment which indicates that all securities offered hereunder have been sold or which de-registers all securities then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and to be a part of this Registration Statement from the date of filing of such documents.

Item 5.      Interests of Named Experts and Counsel

         The opinion of counsel as to the legality of the securities registered hereunder is given by Paul J. Quiner, General Counsel of the Registrant.

Item 6.      Indemnification of Directors and Officers

         The following summary is qualified in its entirety by reference to the complete text of the statute, the Restated Certificate of Incorporation, Restated By-Laws and agreement referred to below.

         The Registrant's Restated By-Laws provide that each person who was or is made a party to, is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director, officer, employee or agent of the Registrant (or is or was serving at the request of the Registrant as a director, officer, employee or agent of another entity), will be indemnified and held harmless by the Registrant to the fullest extent permitted by the Delaware General Corporation Law as it currently exists or is later amended.

         Under Section 145 of the Delaware General Corporation Law, a corporation may indemnify a director, officer, employee or agent of the corporation (or other entity if such person is serving in such capacity at the corporation's request) against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. In the case of an action brought by or in the right of the corporation, the corporation may indemnify a director, officer, employee or agent of the corporation (or other entity if such person is serving in such capacity at the corporation's request) against expenses (including attorneys'
fees) actually and reasonably incurred by him if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such persons shall have been adjudged to be liable to the corporation unless a court determines that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses as the court shall deem proper. Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation.

         The Registrant's Restated Certificate of Incorporation provides that a director of the Registrant shall not be personally liable to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Registrant or its stockholders, (ii) for any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law or (iv) for any transaction in which the director derived an improper personal benefit.

         In addition, the Registrant and David E. McDowell are parties to an agreement pursuant to which the Registrant has agreed to indemnify and hold harmless Mr. McDowell to the fullest extent permitted by the Delaware General Corporation Law as it presently exists or to such greater extent as such law may subsequently be amended.

         The Registrant maintains directors and officers liability insurance. Such policies have a deductible of $150,000 and an annual per occurrence and aggregate cap on coverage of $50 million.

Item 8.      Exhibits.

Exhibit  Description
-------  -----------

4.1 Restated Certificate of Incorporation of Registrant (incorporated by reference to Exhibit 3.1 to Annual Report on Form 10-K for the year ended December 31, 1999).

4.2      Restated By-Laws of Registrant (incorporated by reference to Exhibit
         3.2 to Annual Report on Form 10-K for the year ended December 31,
         1999).

4.3      Specimen Common Stock Certificate (incorporated by reference to Exhibit
         4.1 to Annual Report on Form 10-K for the year ended December 31,
         1999).

4.4      Rights Agreement dated as of February 11, 1999, between Registrant and
         American Stock Transfer & Trust Company (including form of rights certificates) (incorporated by reference to Exhibit 4 to Current Report on Form 8-K filed on February 12, 1999).

4.5 First Amendment to Rights Agreement dated as of February 11, 1999, between Registrant and American Stock Transfer & Trust Company, entered into as of May 4, 2000 (incorporated by reference to Exhibit 4.4 to Quarterly Report on Form 10-Q for the quarter ended March 31, 2000).

5 Opinion of Paul J. Quiner, Esq. regarding the legality of shares being registered.

23.1     Consent of PricewaterhouseCoopers LLP

99.1     Form of Option Agreement relating to Registrant's Non-Qualified Stock
         Option Plan for Non-Executive Employees (incorporated by reference to
         Exhibit 4.6 to Annual Report on Form 10-K for the year ended December
         31, 1999).

99.2     Registrant's Non-Qualified Stock Option Plan for Non-Executive
         Employees (incorporated by reference to Exhibit 10.23 to Annual Report on Form 10-K for the year ended December 31, 1996).

99.3     First Amendment to Registrant's Non-Qualified Stock Option Plan for
         Non-Executive Employees (incorporated by reference to Exhibit 10.24 to
         Annual Report on Form 10-K for the year ended December 31, 1996).

99.4     Second Amendment to Registrant's Non-Qualified Stock Option Plan for
         Non-Executive Employees (incorporated by reference to Exhibit 10.25 to
         Annual Report on Form 10-K for the year ended December 31, 1997).

99.5     Third Amendment to Registrant's Non-Qualified Stock Option Plan for
         Non-Executive Employees (incorporated by reference to Exhibit 10.26 to
         Annual Report on Form 10-K for the year ended December 31, 1997).

99.6     Fourth Amendment to Registrant's Non-Qualified Stock Option Plan for
         Non-Executive Employees (incorporated by reference to Exhibit 10.27 to
         Annual Report on Form 10-K for the year ended December 31, 1997).

99.7     Fifth Amendment to Registrant's Non-Qualified Stock Option Plan for
         Non-Executive Employees (incorporated by reference to Exhibit 10.28 to
         Annual Report on Form 10-K for the year ended December 31, 1997).

99.8     Sixth Amendment to Registrant's Non-Qualified Stock Option Plan for
         Non-Executive Employees (incorporated by reference to Exhibit 10.32 to
         Annual Report on Form 10-K for the year ended December 31, 1998).

99.9     Seventh Amendment to Registrant's Non-Qualified Stock Option Plan for
         Non-Executive Employees (incorporated by reference to Exhibit 10.24 to
         Annual Report on Form 10-K for the year ended December 31, 1999).

99.10    Eighth Amendment to Registrant's Non-Qualified Stock Option Plan for
         Non-Executive Employees (incorporated by reference to Exhibit 10.26 to
         Annual Report on Form 10-K for the year ended December 31, 2000).


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, Per-Se Technologies, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on this 12th day of July, 2001.

                                     PER-SE TECHNOLOGIES, INC.


                                     By:  /s/ PHILIP M. PEAD
                                        -------------------------------------
                                           Philip M. Pead
                                           President and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                             Title                                     Date
---------                             -----                                     ----


 /s/ DAVID E. MCDOWELL                Chairman and Director                     July 12, 2001
-----------------------------
David E. McDowell



 /s/ PHILIP M. PEAD                   President, Chief Executive                July 12, 2001
-----------------------------         Officer and Director
Philip M. Pead



 /s/ CHRIS E. PERKINS                 Executive Vice President and              July 12, 2001
-----------------------------         Chief Financial Officer
Chris E. Perkins



 /s/ MARY C. CHISHOLM                 Vice President and Controller             July 12, 2001
-----------------------------         (Principal Accounting Officer)
Mary C. Chisholm



 /s/ RODERICK M. HILLS                Director                                  July 12, 2001
-----------------------------
Roderick M. Hills



 /s/ DAVID R. HOLBROOKE               Director                                  July 12, 2001
-----------------------------
David R. Holbrooke, M.D.



 /s/ KEVIN E. MOLEY                   Director                                  July 12, 2001
-----------------------------
Kevin E. Moley



 /s/ JOHN C. POPE                     Director                                  July 12, 2001
-------------------------------
John C. Pope



 /s/ C. CHRISTOPHER TROWER            Director                                  July 12, 2001
----------------------------
C. Christopher Trower

                                  EXHIBIT INDEX


Exhibit  Description                                                                    Page
-------  -----------                                                                    ----

4.1 Restated Certificate of Incorporation of Registrant (incorporated by reference to Exhibit 3.1 to Annual Report on Form 10-K for the year ended December 31, 1999).

4.2      Restated By-Laws of Registrant (incorporated by reference to Exhibit
         3.2 to Annual Report on Form 10-K for the year ended December 31,
         1999).

4.3      Specimen Common Stock Certificate (incorporated by reference to Exhibit
         4.1 to Annual Report on Form 10-K for the year ended December 31,
         1999).

4.4      Rights Agreement dated as of February 11, 1999, between Registrant and
         American Stock Transfer & Trust Company (including form of rights certificates) (incorporated by reference to Exhibit 4 to Current Report on Form 8-K filed on February 12, 1999).

4.5 First Amendment to Rights Agreement dated as of February 11, 1999, between Registrant and American Stock Transfer & Trust Company, entered into as of May 4, 2000 (incorporated by reference to Exhibit 4.4 to Quarterly Report on Form 10-Q for the quarter ended March 31, 2000).

5 Opinion of Paul J. Quiner, Esq. regarding the legality of shares being registered.

23.1     Consent of PricewaterhouseCoopers LLP

99.1     Form of Option Agreement relating to Registrant's Non-Qualified Stock
         Option Plan for Non-Executive Employees (incorporated by reference to
         Exhibit 4.6 to Annual Report on Form 10-K for the year ended December
         31, 1999).

99.2     Registrant's Non-Qualified Stock Option Plan for Non-Executive
         Employees (incorporated by reference to Exhibit 10.23 to Annual Report on Form 10-K for the year ended December 31, 1996).

99.3     First Amendment to Registrant's Non-Qualified Stock Option Plan for
         Non-Executive Employees (incorporated by reference to Exhibit 10.24 to
         Annual Report on Form 10-K for the year ended December 31, 1996).

99.4     Second Amendment to Registrant's Non-Qualified Stock Option Plan for
         Non-Executive Employees (incorporated by reference to Exhibit 10.25 to
         Annual Report on Form 10-K for the year ended December 31, 1997).

99.5     Third Amendment to Registrant's Non-Qualified Stock Option Plan for
         Non-Executive Employees (incorporated by reference to Exhibit 10.26 to
         Annual Report on Form 10-K for the year ended December 31, 1997).

99.6     Fourth Amendment to Registrant's Non-Qualified Stock Option Plan for
         Non-Executive Employees (incorporated by reference to Exhibit 10.27 to
         Annual Report on Form 10-K for the year ended December 31, 1997).

99.7     Fifth Amendment to Registrant's Non-Qualified Stock Option Plan for
         Non-Executive Employees (incorporated by reference to Exhibit 10.28 to
         Annual Report on Form 10-K for the year ended December 31, 1997).

99.8     Sixth Amendment to Registrant's Non-Qualified Stock Option Plan for
         Non-Executive Employees (incorporated by reference to Exhibit 10.32 to
         Annual Report on Form 10-K for the year ended December 31, 1998).

99.9     Seventh Amendment to Registrant's Non-Qualified Stock Option Plan for
         Non-Executive Employees (incorporated by reference to Exhibit 10.24 to
         Annual Report on Form 10-K for the year ended December 31, 1999).

99.10    Eighth Amendment to Registrant's Non-Qualified Stock Option Plan for
         Non-Executive Employees (incorporated by reference to Exhibit 10.26 to
         Annual Report on Form 10-K for the year ended December 31, 2000).